7
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2007

                            WAUWATOSA HOLDINGS, INC.
                            --------------------------
               (Exact Name of Registrant as Specified in Charter)

         Wisconsin                       000-51507              20-3598485
  ---------------------------      --------------------       --------------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


11200 W. Plank Ct, Wauwatosa, Wisconsin                           53226
---------------------------------------                           -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (414) 761-1000
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

     On January 5, 2007, Wauwatosa Holdings, Inc. (the "Registrant") granted shares of restricted stock, stock options and stock appreciation rights to Directors and Officers pursuant to the Registrant's 2006 Equity Incentive Plan. A total of 261,500 shares of restricted stock and 772,500 stock options were granted. Awards to Directors and Executive Officers have been detailed in Forms 4 filed with the Securities and Exchange Commission. Shares of restricted stock, stock options and stock appreciation rights vest in five equal annual installments, with the first installment vesting one year form the date of grant, or on January 5, 2008, and continuing each anniversary thereafter through January 5, 2012. Stock options have an exercise price of $17.67. The forms of award documents are included as Exhibits 10.1, 10.2, 10.3, and 10.4 to this report.

Item 9.01. Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

     10.1 Form of Wauwatosa Holdings, Inc. 2006 Equity Incentive Plan Stock Option Agreement (Employees)

     10.2 Form  of  Wauwatosa   Holdings,   Inc.  2006  Equity   Incentive  Plan
          Non-Qualified Stock Option Agreement (Outside Directors)

     10.3 Form of Wauwatosa Holdings, Inc. 2006 Equity Incentive Plan Restricted Stock Agreement (Employees)

     10.4 Form of Wauwatosa Holdings, Inc. 2006 Equity Incentive Plan Restricted Stock Agreement (Outside Directors)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            WAUWATOSA HOLDINGS, INC.



DATE: January 9, 2007                       By:      /s/ Richard S. Larson
                                                     ---------------------------
                                                     Chief Financial Officer